SUPPLEMENT
                    DATED FEBRUARY 12, 2004 TO THE PROSPECTUS
                             DATED DECEMBER 15, 2003

                             JNL VARIABLE FUND V LLC

On January 29, 2004, Jackson National Asset Management, LLCSM recommended and the Board of Trustees approved the following fund mergers:

-------------------------------------------------- -----------------------------------------------
                 Acquiring Funds                                   Acquired Funds
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL VARIABLE FUND LLC                              JNL VARIABLE FUND V LLC

   JNL/Curian The Dow 10 Fund                        JNL/Curian The Dow 10 Fund
-------------------------------------------------- -----------------------------------------------

On February 12, 2004, Jackson National Asset Management, LLCSM recommended and the Board of Trustees approved a change of sub-adviser for the following funds:

JNL VARIABLE FUND V LLC
         JNL/Curian The DowSM 10 Fund

The changes will be effective on February 18, 2004. The new sub-adviser will be Mellon Capital Management Corporation (Mellon Capital). Mellon Capital is located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

All Dow Jones licensing agreements have been licensed to Jackson National Life Insurance Company.

The fund objective has been changed to the following:

JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

The investment objective of the JNL/Mellon Capital Management The DowSM 10 Fund is total return through a combination of capital appreciation and dividend income.

The fees are as follows:

                                                    MANAGEMENT      ESTIMATED
                                                        AND        DISTRIBUTION     12B-1                   TOTAL FUND
                                                  ADMINISTRATIVE     (12B-1)       SERVICE      OTHER          ANNUAL
                                                       FEE*           FEES**        FEE*       EXPENSES       EXPENSES
------------------------------------------------- ---------------- ------------- ------------ ------------ ---------------
JNL/Mellon Capital Management The DowSM 10 Fund        0.52%            0%          0.20%           0.02%        0.74%

*Effective December 15, 2003, the Trust implemented the Rule 12b-1 fee for Class A shares as part of an amendment to the Trust's Brokerage Enhancement Plan. The Adviser reduced the Advisory Fee by 0.20%. Rule 12b-1 Service fees may not exceed 0.20% of average daily net assets attributable to Class A shares.

** As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.


Please contact us at 1-800-766-4683 if you have any questions.


This Supplement is dated February 12, 2004.

(To be used with VC3723 Rev. 05/03.)